                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               December 10, 1996
               -------------------------------------------------
               (Date of Report; Date of Earliest Event Reported)



                                Softdesk, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                  Delaware
                ----------------------------------------------
                (State or other jurisdiction of incorporation)


        0-23098                                                   02-0390273
------------------------                                     -------------------
(Commission File Number)                                     (I.R.S. Employer
                                                             Identification No.)




              7 Liberty Hill Road, Henniker, New Hampshire 03242
             ----------------------------------------------------
             (Address of Principal Executive Offices)  (Zip Code)



                               (603) 428-5000
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

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                   INFORMATION TO BE INCLUDED IN THE REPORT


Item 5. Other Events.


        On December 10, 1996, Softdesk, Inc. (the "Company" or the "Registrant") entered into an Agreement and Plan of Reorganization (the "Agreement") with Autodesk, Inc. ("Autodesk") and a wholly-owned subsidiary of Autodesk ("Sub"). Pursuant to the terms of the Agreement, (i) Sub will be merged with and into the Registrant and the Registrant will become a wholly-owned subsidiary of Autodesk and (ii) all outstanding shares of the Common Stock of the Registrant will be converted into the right to receive .44 shares of the Common Stock of Autodesk, subject to adjustment as set forth in the Agreement. A copy of the Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K.


Item 7. Financial Statements and Exhibits

        See Exhibit Index attached hereto which is incorporated by reference herein.


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                                  SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  December 10, 1996                     SOFTDESK, INC.



                                             By: /s/David C. Arnold
                                                 ------------------
                                                 David C. Arnold
                                                 Chairman of the Board of
                                                 Directors, President and
                                                 Chief Executive Officer


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                               INDEX TO EXHIBITS


Exhibit
Number                  Exhibit
-------                 -------
 2.1                    Agreement and Plan of Reorganization by and among the
                        Registrant, Autodesk, Inc. and a wholly-owned subsidiary of Autodesk, Inc., dated December 10, 1996, including exhibits thereto.


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